Investor Presentation February 6-7, 2013 Exhibit 99.1

Forward Looking Statements

The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying the financial information are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, all of whom are employed by CVR Energy, Inc., are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that the prospective results are indicative of our future performance or that actual results will not differ materially from those presented in the prospective information. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Prospectus (File no. 333-184200), as amended, of CVR Refining, LP
(the “Company”).  CVR Energy, Inc. and the Company assume no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Today’s presenters 2 Jack Lipinski Chief Executive Officer & President Susan Ball Chief Financial Officer & Treasurer Jay Finks Director of Finance & Head of Investor Relations

The Offering

Issuer: CVR Refining, LP (“CVR Refining,” “CVRR,” the “Company” or the “Issuer”)
NYSE Ticker: CVRR
Security: Common units representing limited partner interests
Common units offered: 24 million
Underwriters’ option to purchase additional units: 3.6 million common units (15%)
Units offered as a % of units outstanding after offering: 16.2% (18.7% including full exercise of the underwriters’ option to purchase additional units)
Offering Price: $25 per common unit
MLP structure: Variable distribution MLP; no distribution coverage, MQD or IDRs
Quarterly distribution policy: An amount equal to 100% of available cash generated each quarter
Estimated Distribution for the 12 Months Ending
December 31,  2013:
$4.7215 per unit (to be prorated from the closing of the Offering)
Implied Yield at Offering Price: 18.89%
Joint Bookrunners: Credit Suisse, Citi, Barclays, UBS, Jefferies
Co-Managers: JP Morgan, Macquarie, Simmons and Company
Pricing Date/IPO Close Date: January 16, 2013 / January 23, 2013
Intent to purchase: Icahn Enterprises, LP (“IEP”) purchased  $100 million of units in this offering
CEO Jack Lipinski purchased $5 million of units in this offering

Canada
Bakken
Clearbrook
ND
MN
WI
Keystone Pipeline
SD
Jackson
WY
Sioux Falls
Sioux City
NE
IA
Omaha
Des Moines
Flanagan
Salt Lake City
UT
DJ Basin (Niobrara)
CO
Denver
Phillipsburg
KS
Kansas City
Topeka
IL
Plainville
Columbia
MO
Jayhawk Pipeline
Anadarko Basin (Miss Lime)
Shidler
Cushing
Oklahoma City
Basin Pipeline
AR
Legend
Permian Basin
Midland
Wichita Falls
TX
LA
Seaway Pipeline
Sugar Land
Houston
Freeport

Gasoline
49.7%
Distillate
40.8%
Other
9.5%
Owns two of only seven refineries in the underserved Group 3 of the PADD II region – refining capacity of 185 thousand barrels per day (“Mbpd”) and a weighted average complexity of 11.5 between the two refineries
Represents ~22% of regional refining capacity
Strategic location and logistics assets provide access to price-
advantaged mid-continent, Bakken and Canadian crude oils
100% of processed crude is priced by reference to WTI
WTI currently
(1)
trading at $19.93 discount to Brent
EIA estimates 2013E Brent-WTI differential of $15.37
(2)
Average realized discount to WTI on purchased crudes of
$3.52/bbl over 2007 – Q3 2012
Favorable products demand / supply dynamics, with local demand on average 16.9% higher than local fuel production over 2007-
2011
(3)
Company Overview
(1) Bloomberg data as of 1/7/2013.
(2) As per the EIA’s Short-term Energy Outlook dated December 11, 2012
(3) Based on EIA data, including  gasoline and ultra-low sulfur diesel (ULSD) demand and production in the states of Kansas, Oklahoma, Missouri, Nebraska, and Iowa.
(4) Data for nine months ended September 30, 2012.
(5) Other includes pet coke, asphalt, natural gas liquids (“NGLs”), slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel.
Leading independent mid-con refiner with world class strategically located refineries and supporting logistics assets

Wynnewood Refinery
CVR Refining Crude Transportation
CVR Refining Crude Oil Pipeline
Third-Party Crude Oil Pipeline
CVR Refining Headquarters
Other PADD II Group 3 refineries
Coffeyville Refinery
Key operational data (4) :
Sweet
77.3%
Medium
12.3%
Heavy sour
10.4%
Crude throughput
(176,589 bpd)
Production
(185,270 bpd)
(5)
Refinery Capacity Complexity
(Mbpd)
Coffeyville 115 12.9
Wynnewood 70 9.3
CVR Refining 185 11.5

115,000 bpd of crude throughput capacity
12.9 complexity
Located in Kansas in Group 3 of the PADD II
region
Access to cost-advantaged, WTI price-linked
crude oils (100% of crude slate) – local and
Canadian
~100 miles from Cushing, Oklahoma
High complexity refinery with last nine months ended
September 30, 2012 product yield including gasoline
(49.2%), distillate (42.4%), and pet coke and other
specialty products (8.4%)
Sales and distribution primarily to the central mid-
continent
~35% of FY 2011 products sold through the rack
system directly to retail and wholesale customers
~65% of remaining FY 2011 products sold
through pipelines (Magellan, Enterprise, and
NuStar) via bulk spot and term contracts
Over $700 million invested since 2005 to modernize
the refinery and meet more stringent environmental,
health, and safety requirements
Two-phase turnaround completed in early 2012 at a
total cost of ~$89 million
High Quality Refineries: Coffeyville
2005 (Acquisition year) Current
Operational
Upgrades
Invested $700 million
since 2005
Now, one of the most
flexible Mid-Con
refineries
Crude
throughput
capacity (bpsd) (4)
<90,000 ~125,000
Feedstock
flexibility
No heavy sour Up to 25,000 bpd
Complexity
10.3 12.9
Gathered Barrels
Capacity (bpd)
~7,000 ~50,000
Summary Crude oil & product mix
(1)
Management’s proven track record
(1) For nine months ended September 30, 2012.
(2) Other includes pet coke, asphalt, NGLs, slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel.
(3) Includes 5.0% by volume used as blendstock.
(4) Barrels per stream day (“bpsd”).

Crude oil throughput Production
111,505
bpd
119,669
bpd
Heavy sour
16.5%
Light/medium
sour
2.0%
Sweet
81.5%
Other (2)
8.4%
Distillate
42.4%
Gasoline
49.2%
(3)

High Quality Refineries: Wynnewood
70,000 bpd of crude throughput capacity
- 9.3 complexity
- Located in Oklahoma in Group 3 of the PADD II
region
- Access to local cost-advantaged, WTI price-
linked crude oils (100% of crude slate)
For the last nine months ended September 30, 2012
product yield includes gasoline (50.7%), distillate
(37.8%), asphalt and other products (11.5%)
Sales and distributions primarily to Oklahoma market
(~60%)
- ~12,000 bpd of gasoline and ULSD sold via the
truck rack located at the refinery
- Non-Oklahoma gasoline and ULSD distributed in
the mid-con region via Magellan pipeline
Turnaround was completed in Q4 2012 for a total
expected cost of ~$105 million
Since acquisition in December 2011, utilization has
increased from ~88% to approximately ~93%
Project Opportunity
Logistics
Opportunity to share feedstocks based on unit
economics
Crude slate
Optimize crudes to improve consumed crude
differentials and improve realized refining margin
Rail options
Wynnewood connected to a BNSF main line
–
Property can accommodate new track and
off-take infrastructure
Storage options
Currently 500,000 barrels of storage
–
Sufficient land for significant additional
storage  / blending tanks
Summary
Asset improvement opportunities

Light/medium
sour
29.9%
Production
65,084
bpd
65,601
bpd
Crude oil throughput
Sweet
70.1%
(1) For nine months ended September 30, 2012.
(2) Other includes asphalt, NGL’s, slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel.
(2) Other
11.5%
Gasoline
50.7%
Distillate
37.8%
Crude oil & product mix
(1)

Complexity Index
CVR refining
HOLLYFRONTIER
ExxonMobil
Northern Tier Energy
Husky Energy
bp

Source:EIA and Wall Street research.
(1) PADD II consolidated refinery statistics.
(2) For the nine months ended September 30, 2012.
(3) Operating expenses calculated on a per barrel of crude throughput and excluding SG&A and direct turnaround expenses.
(4) CVR Refining EBITDA margin calculated as Adjusted EBITDA of $988.9 million for nine months ended September 30, 2012 divided by total crude throughput of 48.39 MMbbls for nine months ended September 30, 2012.
High Quality Assets
Favorable high distillate yield
(2) “Top quartile” consolidated asset profile
(1)
Low cost operator (operating expenses in $/bbl)
(2) (3)

Median
Capacity:
185.0
Median
Complexity
9.7
CMC
SR
Capacity: 185 kbpd (Coffeyville & Wynnewood)
Complexity: 11.5 (blended average)
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
0 50 100 150 200 250 300 350 400 450 500 550 600 650 700
Crude Unit Processing Capacity (000's bpd)
Strong EBITDA margins ($/bbl)
(2)
Operating expenses for CVR Refining: $4.52/bbl
(4)
41.7%
40.8%
39.0%
36.8%
36.2%
32.1%
WNR CVR
Refining
HFC PBF TSO NTI
$4.08
$4.23
$4.41
$4.69
$5.32
$6.27
$6.33
NTI PBF Coffeyville
Refinery
Wynnewood
Refinery
HFC WNR TSO
$26.28
$20.74
$20.44
$19.47
$10.45
$5.76
NTI WNR CVR
Refining
HFC TSO PBF
NCRA

Canada
Bakken
MT
ND
MN
WI
WY
Jackson
SD
Keystone Pipeline
Sioux Falls
Sioux City
NE
IA
Des Moines
Omaha
Flanagan
Salt Lake City
UT
CO
Denver
DJ Basin (Niobrara)
Phillipsburg
KS
Kansas City
Topeka
IL
Columbia
MO
Plainville
Wichita
Coffeyville
Jayhawk Pipeline
Anadarko Basin (Miss Lime)
NM
Shidler
Cushing
Bartlesville
Oklahoma City
AR
Permian Basin
Midland
Wichita Falls
TX
LA
Seaway Pipeline
Houston
Freeport

Strategically Located Mid-con Refineries
Source: EIA and Wall Street research.
Located in the Group 3 of the PADD II region which
currently has access to lower cost mid-continent
domestic sweet and sour crude oils
– Located near the current crude export bottleneck at
Cushing
Near emerging mid-continent shale plays such as the
Niobrara in the DJ basin and the Mississippian Lime
in Northern Oklahoma and Southwestern Kansas
Near major pipelines (Keystone, Spearhead) with
access to various light and heavy grade Canadian
crude oils
Close proximity to, and substantial storage capacity
at, Cushing minimizes the likelihood of a supply
interruption
Supply-constrained products market with
transportation and crude cost advantage relative to
Gulf Coast refineries

CVR Refining asset locations Strategically located refineries
Coffeyville Refinery
Wynnewood Refinery
Other PADD II Group 3 refineries
CVR Refining  Crude Transportation
CVR Refining crude Oil Pipeline
Third-Party Crude Oil Pipeline
CVR Refining Headquarters
Legend

6
5
4
3
2
1
0
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2011 – 2016 increase: + 68%
2016 – 2026 increase: + 29%
Permian Basin
Bakken
Anadarko Basin
DJ Niobrara

6
5
4
3
2
1
0
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2011 – 2016 increase: + 41%
2016 – 2026 increase: + 48%
Conventional
Oil Sands

Historical    Forecast
(MMbpd)
Crude Advantage Sustainable Long Term
We expect WTI to continue to trade at a discount to Brent over the long term, but anticipate that this discount will vary over time
Canadian production exceeds existing transportation capacity south to the U.S.
Increasing domestic and Canadian crude oil production
Regional Play Oil and NGL Forecasts Western Canada Crude Oil Forecasts
Source: Investment Technology Group.
Note: Anadarko Basin includes Mississippian Lime, Granite Wash, Cleveland Tonkawa,
Marmaton; DJ Niobrara includes horizontal wells only.
Source: Canadian Association of Petroleum Refiners, “Crude Oil Forecast, Markets &
Pipelines, June 2012.”
Note: Oil sands includes upgraded conventional, imported condensate, manufactured diluent from upgraders and upgraded heavy volumes coming from upgraders.
(MMbpd)

Historical    Forecast

Crude Advantage Sustainable Long Term
(cont’d)
Both refineries benefit from the current WTI-Brent
– WTI price-linked crudes are currently trading at a historically wide discount to waterborne foreign crudes, such as
Brent
Ever-increasing mid-continent domestic and Canadian crude oil production, decreasing North Sea production, transportation infrastructure limitations and geopolitical factors are contributing to maintain this differential
Currently capable of gathering ~50,000 bpd of crudes from our gathering area at a discount to WTI
– Volumes are expected to increase further with the growth in the logistics infrastructure – targeting ~10% growth per annum
2013E Brent-WTI differential of $15.37, according to EIA’s Short-term Energy Outlook dated December 11, 2012
Favorable crude differentials
Spot crude differentials
($/bbl)

Source:  Bloomberg as of 2/4/2013.
$(70.00)
$(50.00)
$(30.00)
$(10.00)
$10.00
$30.00
Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15
Historical
Forward
Current
as of
2/4/13:
Average
(1/1/2005 –
2/4/2013):
($31.50) ($16.69) WCS - WTI
($20.56) ($4.31)
WTI - Brent
NTM
average:
($14.32)
($27.72)
($52.06) ($24.49)
WCS - Brent
($42.04)
($2.35) ($0.72)
WTI at Midland - WTI
NA
differential – 100% of crude input priced with reference to WTI

CVR refining™

NE
KS
MO
OK
TX

$4.00
$2.00
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
$/bbl
Average = ($3.52)
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12

Complementary Logistics Assets
Logistics overview
~6.0MMbbls of total storage capacity,
including ~6% of total crude oil storage
capacity at Cushing
35,000 bpd of contracted capacity on the
Keystone and Spearhead pipelines
Currently gathering ~50,000 bpd of price-
advantaged crudes from Kansas, Nebraska,
Oklahoma, Missouri and Texas
CVR Refining gathering network
Crude storage owned / leased Total purchased crude discount to WTI
1.7
3.3
1.0
Cushing owned
Wynnewood, Coffeyville,
and gathering system
Cushing leased
6.0
(MMbbls)

Greater than 3,000 bpd
1,000 to 3,000 bpd
500 to 999 bpd
100 to 499 bpd
0 to 99 bpd
Coffeyville Refinery
Wynnewood Refinery
CVR Refining Headquarters
Volumes gathered:
Mississippian Lime
350 miles of owned pipelines and over 125
crude oil transports and associated storage
facilities
Grown from ~7,000 bpd in 2005 to
~50,000 bpd currently and
targeting growth of ~10% per year
Legend

Since the mid-1990s, demand for gasoline and distillates in our key supply area has exceeded production, resulting in a need for imports from other regions, specifically from the U.S. Gulf Coast
Group 3 market prices typically include a premium equivalent to the logistics cost for U.S. Gulf Coast suppliers to ship products into the region but this may vary
Favorable Local End Product Supply-Demand

Regional supply and demand for distillates
(1)
(Mbpd)
Regional supply and demand for gasoline
(1)
(Mbpd)
Source:  EIA; Distillates include jet fuel, kerosene and distillate fuel oil.
(1)          Based on data for the following states: Kansas, Oklahoma, Missouri, Nebraska and Iowa.
PADD II Group 3 product pricing advantage
CVR Refining benefits from the favorable supply – demand dynamics for gasoline and distillates in its key supply area
(Kansas, Oklahoma, Missouri, Nebraska, and Iowa)
PADD II Group 3 2-1-1 benchmark was on average $1.54/bbl above NYMEX 2-1-1 over 2007 – 2011
421
440
461
465
472
565
549
543
559
545
2007 2008 2009 2010 2011
Gasoline production Total gasoline sales
274
306
297
318
311
354
360
328
367
362
2007 2008 2009 2010 2011
Distillate production Total distillate sales
Over the five-year period ended December 31 2011, local gasoline and distillate demand exceeded production by an average of 16.9%

Strong Operating Track Record
Utilization rate
(1)
High average annual refining utilization rate of 94.3% over 2009 – 2011
Source: Company data and peer group filings.
(1) Refinery utilization defined as crude throughput divided by the capacity of the refinery.
(2) 2009 and 2010 utilization rate is not pro forma for the Wynnewood acquisition.
(3) 2011 utilization rate is pro forma for Wynnewood acquisition.
94.3%
94.1%
98.6%
92.4%
93.1%
2009 - 2011 average 2009 2010 2011 Nine months ended
Sept 30, 2012

(2) (2) (3)

How CVR Refining Makes Money
CVRR historical crack spread
(1)

CVR Refining makes money by buying crude oil and selling refined products (primarily gasoline and diesel)
The crack spread for mid-continent suppliers includes the Brent-WTI differential
The Company enjoys some advantages that enhance this spread
Has access to and can process price-advantaged mid-continent local and Canadian crude oils
Markets its products in a supply-constrained products market with transportation and crude cost advantage
Costs include
Direct and variable operating costs
Volumetric loss
Product mix variance
Long-term PADD II Group 3
2-1-1 crack premium versus
NYMEX:
(2)
• $1.54 per barrel
CVRR long-term average crude cost
discount versus NYMEX WTI:
(4)
• $3.52 per barrel of crude
Average NYMEX 2-1-1 crack
spread, 2009 - 2011
(3)
: $14.97/bbl
• Crack spread for nine months
ended 9/30/2012 : $29.87/bbl
Implied CVRR 2-1-1 crack spread
$62
$80
$95
$96
$13
$13
$31
$30
$75
$93
$126  $126
2009 2010 2011 Nine months
ended
Sept 30, 2012
WTI CVRR realized crack spread
Product prices
Note: 2009, 2010 and 2011 data includes Coffeyville refinery only.
(1) CVRR 2-1-1 crack spread. The 2-1-1 crack spread is not a full representation of the realized refining gross margin as it does not include asphalt and other lower margin products.
(2) Based on historical five year period ended December 31, 2011.
(3) Based on historical annual data from 2009 to 2011.
(4) Based on historical Company data from 1Q 2007 to 3Q 2012.
NYMEX
2-1-1
crack
spread
Group 3 product premium
CVRR crude discount

Financial Overview

CVRR unit holders own units of CVR
Refining, LP
Liquidity supported by $400 million ABL
and $150 million inter-company credit
facility
Second Lien Notes due 2022 became
unsecured Notes upon IPO
Organizational Structure

Petroleum Refining and
Logistics Operating
Subsidiaries
(4)
CVR Refining, LLC
CVR Refining, LP (MLP)
(CVRR)
Coffeyville Finance Inc.
CVR Refining Holdings, LLC
100%
100%
100%
CVR Partners, LP
100%
Public
Public
30.3%
100%
Common
Units
Public
Offering
CVR GP, LLC
100%
CVR Energy, Inc. (CVI)
Coffeyville Resources, LLC
(CRLLC)
69.7%
IEP
82.0% 18.0%
100%
Existing entities
New entities created in conjunction with the MLP IPO
(1) Includes Wynnewood Insurance Corporation, Coffeyville Nitrogen Fertilizers, Inc., CL JV Holdings, LLC, Coffeyville Refining & Marketing Holdings, Inc., Coffeyville Refining & Marketing, Inc., Coffeyville
Terminal, Inc., Coffeyville Crude Transportation, Inc., and Coffeyville Pipeline, Inc.
(2) Includes 12,000 common units issued to its wholly-owned subsidiary, CVR Refining Holdings Sub, LLC.
(3) Includes Coffeyville Resources Nitrogen Fertilizers, LLC.
(4) Includes Wynnewood Energy Company, LLC, Wynnewood Refining Company, LLC, Coffeyville Resources Refining & Marketing, LLC, Coffeyville Resources Crude Transportation, LLC, Coffeyville
Resources Terminal, LLC, and Coffeyville Resources Pipeline, LLC.
Key structuring considerations
Fertilizer Operating
Subsidiaries
(3)
Holding Companies (1)
100%
81.3%
Common
Units
18.7%
CVR Refining GP, LLC
(2)

Historical Financial Summary
Refinery crude throughput Refining gross margin
(1)
Capital expenditures

Adjusted EBITDA
(2)
(mbpd)
($ in millions)
($/bbl)
($ in millions)
Pro forma for Wynnewood acquisition
Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition
Pro forma for Wynnewood acquisition
$8.93
$8.07
$20.67
$27.46
2009 2010 2011 Nine months
ended
Sept 30, 2012
108.2
113.4
162.4
176.6
2009 2010 2011 Nine months
ended
Sept 30, 2012
$34.0
$21.2
$87.6
$82.8
2009 2010 2011 Nine months
ended
Sept 30, 2012
$147
$153
$843
$989
2009 2010 2011 Nine months
ended
Sept 30, 2012
Source: Company filings.
Note: 2009 and 2010 numbers for Coffeyville only. 2011 carve-out values shown.
(1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts.
(2) Represents EBITDA adjusted for FIFO impacts, share-based compensation, loss on extinguishment of debt, major scheduled turnaround expenses, Wynnewood acquisition transaction fees and integration expenses, loss on disposition of assets and net unrealized gain (loss) on derivatives.

Hedging Policy Locks in Attractive Spreads
Hedged an average of ~52,000 bpd of production for 2012 and ~62,000 bpd in 2013
Crack spreads hedged at an average $24.47/bbl for 2012 and $26.13/bbl for 2013
Hedging provides protection in a downside scenario
Ability to cover costs in a severe downside scenario

(1) Hedged crack spreads represent weighted-average price of all positions for respective quarters.
2.9
5.3
5.0
5.9
6.5
5.8
5.6
4.8
$23.87
$26.67
$23.62
$23.50
$24.94
$27.18
$25.80
$26.88
$15.00
$17.00
$19.00
$21.00
$23.00
$25.00
$27.00
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13
Hedged bbls (millions) Hedged crack spread ($/bbl)
Historical refining margin
(1)

Ample Liquidity, Sufficient to Sustain a
2009-style Downturn
Current local crude supply demand dynamics expected to be sustainable over longer term and should support Brent –
WTI differential
Average refining margin over Q3 2009 to Q2 2010 (lowest four quarters over 2009 – Q3 2012) of $6.20/bbl for
Coffeyville refinery versus operating expenses (excl. turnaround expenses) of $4.52/bbl over nine months ended
September 30, 2012
Total liquidity of ~$863 million post-IPO; total debt of ~$553 million post-IPO
($/bbl)
Historical refining margin
Source: Company data.

$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12
Wynnewood Coffeyville Combined
Lowest four quarters
over
Q3 '09 - Q2 '10
Avg. refining margin:
$6.20/bbl

Financial Strategy
On the closing of the MLP IPO, the cash balance at CVRR was ~$340 million, which includes amounts for unpaid Wynnewood turnaround expenses incurred in Q4 2012
Strong liquidity through committed credit facilities ($400 million ABL)
$150 million senior unsecured credit facility to fund future capex program
Intermediation arrangement with Vitol reduces working capital requirements
The New Notes are unsecured
Debt covenants allow for distributions when fixed charge coverage ratio is 2.5x or higher (2013E forecast is 23.1x)
Variable distribution with no MQD and no IDRs – 100% of available cash to be distributed
Wynnewood turnaround expense in Q4 2012  to be paid and near term environmental capex to be prefunded with IPO proceeds
Going forward, cash to be reserved for turnaround costs associated with both refineries

Distributions
Capital structure
Liquidity
management

Appendix

Partnership Distribution Policy

CVR Refining intends to make distributions within 60 days after the end of each quarter, beginning with the quarter ending March 31, 2013
Distributions for each quarter will be in an amount equal to the available cash generated in such quarter
Available cash for each quarter will generally equal Adjusted EBITDA, less:
– Maintenance and environmental capex reserves
– Reserves for turnaround and related expenses
– Debt service and other contractual obligations
Distributions per unit declared using available cash for each quarter divided by total common units outstanding
CVRR does not intend to maintain excess distribution coverage for the purpose of maintaining stability or growth in its quarterly distributions nor does it intend to incur debt to pay quarterly distributions

Adjustments to reconcile Adjusted EBITDA to
estimated cash available for distribution

($ in millions)
2013E
Adjusted EBITDA $900.8
Less:
Incremental general and administrative expenses $5.0
Cash interest expense (net) 38.9
Maintenance capital expenditures 89.5
Environmental capital expenditures 94.7
Growth capital expenditures 47.5
Increase in reserves for environmental
and maintenance capital expenditures 125.0
Increase in reserves for future turnarounds 35.0
Plus:
Use of cash on hand to fund environmental
and maintenance capital expenditures $184.2
Draw on $150mm senior unsecured credit facility
to fund growth capital expenditures 47.5
Total adjustments $696.9

Non-GAAP Financial Measures (cont’d)
EBITDA. EBITDA is defined as net income before income tax expense, net interest (income) expense and depreciation and amortization expense. EBITDA is not a recognized term under GAAP and should not be substituted for net income as a measure of performance but should be utilized as a supplemental measure of performance in evaluating our business. Management believes that EBITDA provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies to better understand and evaluate our ongoing operating results and allows for greater transparency in the review of our overall financial, operational and economic performance.

Non-GAAP Financial Measures (cont’d)
Adjusted EBITDA.
Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable)
unfavorable (as described below), share-based compensation, and where applicable, loss on extinguishment of debt, major scheduled turnaround expenses, Wynnewood acquisition transaction fees and integration expense, loss on disposition of assets and unrealized gain (loss) on derivatives, net.
Adjusted EBITDA is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP. Management believes that Adjusted EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in the reviewing of our overall financial, operational and economic performance.

Direct Operating Expenses (Excluding Major Scheduled Turnaround Expenses) Per Crude Oil
Throughput Barrel. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a measurement calculated by excluding major scheduled turnaround expenses from direct operating expenses (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP.
Management believes direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput most directly represents ongoing direct operating expenses at our refineries.

Non-GAAP Financial Measures (cont’d)

Gross Profit (Excluding Major Scheduled Turnaround Expenses and Adjusted for FIFO Impacts)
Per Crude Oil Throughput Barrel. Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impacts per crude oil throughput barrel is calculated as the difference between net sales, cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts, direct operating expenses (exclusive of depreciation and amortization) excluding scheduled turnaround expenses divided by our refineries’ crude oil throughput volumes for the respective periods presented.
Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impacts is a non-
GAAP measure that should not be substituted for gross profit or operating income. Management believes it is important to investors in evaluating our refineries’ performance and our ongoing operating results. Our calculation of gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impacts per crude oil throughput may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

Non-GAAP Financial Measures (cont’d)

Non-GAAP Financial Measures
Refining margin per crude oil throughput barrel is a
measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Refining margin per crude oil throughput barrel is a non-GAAP measure that should not be substituted for gross profit or operating income. Management believes this measure is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Our calculation of refining margin per crude oil throughput barrel may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. We use refining margin per crude oil throughput barrel as the most direct and comparable metric to a crack spread which is an observable market indication of industry profitability.
Refining Margin Per Crude Oil Throughput Barrel.

Refining Margin Per Crude Oil Throughput Barrel Adjusted for FIFO Impact. Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts divided by our refineries’ crude oil throughput volumes for the respective periods presented.
Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Non-GAAP Financial Measures (cont’d)

($ in millions)
CVR Refining, LP Historical Combined
CVR Refining LP
Combined Pro Forma
Year Ended
December 31,
Nine Months Ended
September 30,
Year Ended
December 31,
Nine Months Ended
September 30,
2009 2010 2011 2011 2012 2011 2012
(unaudited) (unaudited)
Net income                   $64.6 $38.2 $480.3 $402.8 $540.7 $749.0 $565.1
Add:
Interest expense and other financing costs  43.8 49.7 53.0 39.2 56.0 41.7 31.6
Depreciation and amortization  64.4 66.4 69.8 50.9 80.4 98.9 80.4
EBITDA                     $172.8 $154.3 $603.1 $492.9 $677.1 $889.6 $677.1
Add:
FIFO impacts (favorable), unfavorable
(a)
(67.9) (31.7) (25.6) 1.5 54.3 (46.6) 54.3
Share-based compensation 2.5 11.5 8.9 8.0 15.6 8.9 15.6
Loss on disposition of assets – 1.3 2.5 1.5 – 2.5 –
Loss on extinguishment of debt 2.1 16.6 2.1 2.1 – 2.1 –
Wynnewood acquisition transaction fees and integration expense – – 5.2 – 10.3 5.2 10.3
Major scheduled turnaround expenses – 1.2 66.4 12.2 34.6 66.4 34.6
Unrealized (gain) loss on derivatives, net 37.8 (0.6) (85.3) 6.8 197.0 (85.4) 197.0
Adjusted EBITDA           $147.3 $152.6 $577.3 $525.0 $988.9 $842.7 $988.9
Non-GAAP Financial Measures (cont’d)

(a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

($ in millions, except per barrel data)
CVR Refining, LP Historical Combined
CVR Refining LP
Combined Pro Forma
Year Ended
December 31,
Nine Months Ended
September 30,
Year Ended
December 31,
Nine Months Ended
September 30,
2009 2010 2011 2011 2012 2011 2012
(unaudited) (unaudited)
Direct operating expenses $142.2 $153.1 $247.7 $144.0 $253.1 $345.0 $253.1
Less: Major scheduled turnaround expense – (1.2) (66.4) (12.2) (34.6) (66.4) (34.6)
Direct operating expenses excluding
    major scheduled turnaround expenses 142.2 151.9 181.3 131.8 218.5 278.6 218.5
Crude oil throughput(bpd) 108,226 113,365 103,702 107,070 176,589 162,437 176,589
Direct operating expenses excluding major
    scheduled turnaround expenses per crude oil throughput barrel $3.60 $3.67 $4.79 $4.51 $4.52 $4.70 $4.52
Non-GAAP Financial Measures (cont’d)

($ in millions, except per barrel data)
CVR Refining, LP Historical Combined
CVR Refining LP
Combined Pro Forma
Year Ended
December 31,
Nine Months Ended
September 30,
Year Ended
December 31,
Nine Months Ended
September 30,
2009 2010 2011 2011 2012 2011 2012
(unaudited) (unaudited)
Net sales $2,936.5 $3,905.6 $4,752.8 $3,773.3 $6,465.5 $7,398.3 $6,465.5
Cost of product sold 2,515.9 3,539.8 3,927.6 3,078.5 5,191.0 6,126.0 5,191.0
Direct operating expenses 142.2 153.1 247.7 144.0 253.1 345.0 253.1
Depreciation and amortization 64.4 66.4 69.8 50.9 80.4 98.9 80.4
Gross profit 214.0 146.3 507.7 499.9 941.0 828.4 941.0
Add:
Major scheduled turnaround expense – 1.2 66.4 12.2 34.6 66.4 34.6
FIFO impacts (favorable)/unfavorable (67.9) (31.7) (25.6) 1.5 54.3 (46.6) 54.3
Gross profit excluding major scheduled turnaround expenses
and adjusted for FIFO impacts
146.1 115.8 548.5 513.6 1,029.9 848.2 1,029.9
Crude oil throughput(bpd) 108,226 113,365 103,702 107,070 176,589 162,437 176,589
Gross profit excluding major scheduled turnaround expenses
and adjusted for FIFO impact per crude oil throughput barrel
$3.70 $2.80 $14.49 $17.57 $21.29 $14.31 $21.29
Non-GAAP Financial Measures (cont’d)

($ in millions, except per barrel data)
CVR Refining, LP Historical Combined
CVR Refining LP
Combined Pro Forma
Year Ended
December 31,
Nine Months Ended
September 30,
Year Ended
December 31,
Nine Months Ended
September 30,
2009 2010 2011 2011 2012 2011 2012
(unaudited) (unaudited)
Net sales $2,936.5 $3,905.6 $4,752.8 $3,773.3 $6,465.5 $7,398.3 $6,465.5
Less: cost of product sold (exclusive of depreciation and amortization) 2,515.9 3,539.8 3,927.6 3,078.5 5,191.0 6,126.0 5,191.0
Refining margin 420.6 365.8 825.2 694.8 1,274.5 1,272.3 1,274.5
FIFO impacts (favorable), unfavorable (67.9) (31.7) (25.6) 1.5 54.3 (46.6) 54.3
Refining margin adjusted for FIFO impact 352.7 334.1 799.6 696.3 1,328.8 1,225.7 1,328.8
Crude oil throughput(bpd) 108,226 113,365 103,702 107,070 176,589 162,437 176,589
Refining margin per crude oil throughput barrel $10.65 $8.84 $21.80 $23.77 $26.34 $21.46 $26.34
Refining margin per crude oil throughput barrel adjusted for FIFO impact $8.93 $8.07 $21.12 $23.82 $27.46 $20.67 $27.46
Non-GAAP Financial Measures (cont’d)